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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 2, 2005

                                TEAM HEALTH, INC.
               (Exact Name of Registrant As Specified In Charter)

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
                  TENNESSEE                             333-80337                    62-1562558
(State or Other Jurisdiction of Incorporation)    (Commission File Number)   (IRS Employer Identification No.)
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                               1900 WINSTON ROAD
                              KNOXVILLE, TN 37919
          (Address of Principal Executive Offices, including Zip Code)

                                 (865) 693-1000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 2, 2005, Team Health, Inc. (the "Company") entered into an amended employment agreement with Lynn Massingale, M.D., President and Chief Executive Officer, dated as of April 15, 2005. Pursuant to the terms of the amendment, if Dr. Massingale is terminated without cause or if he terminates his employment for "Good Reason" (as defined in the employment agreement), Dr. Massingale can elect that the Company and Team Health Holdings, L.L.C. repurchase his executive units in two separate tranches in accordance with the terms of the amendment.

A copy of the amendment is filed as an exhibit to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits furnished pursuant to Item 1.01.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TEAM HEALTH, INC.
                                        (Registrant)

                                        /s/ Robert J. Abramowski
                                        ---------------------------------------
Date: June 2, 2005                      Robert J. Abramowski
                                        Executive Vice President of Finance and
                                        Administration

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                                INDEX TO EXHIBITS

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EXHIBIT    DESCRIPTION
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
10.31      Second Amendment to Employment Agreement of Lynn Massingale, M.D.
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